Exhibit 10.1

SECOND AMENDMENT

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of December 10, 2014, is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided herein, the “Administrative Agent”).

The parties hereto agree as follows:

RECITALS

(A)                               The Borrower, the Administrative Agent and the Lenders are party to that certain Fifth Amended and Restated Credit Agreement dated as of April 12, 2013 (as amended, supplemented, or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower; and

(B)                               The Borrower has requested, among other things, that (i) the Maturity Date be extended to December 10, 2019 effective as of the Second Amendment Effective Date (as defined below), (ii) the Borrowing Base be increased to $2,400,000,000.00 and (iii) certain other terms and provisions of the Credit Agreement be amended as more specifically provided for in this Second Amendment.

In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows.

Section 1.                                           Defined Terms.  Each capitalized term that is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2.                                           Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended, effective as of the Second Amendment Effective Date in the manner provided in this Section 2.

2.1                               Additional Definitions.  Section 1.02 of the Credit Agreement shall be amended to add thereto, in alphabetical order, the definitions of “Anti-Corruption Laws”, “Sanctioned Country”, “Sanctioned Person” and “Sanctions” which shall read in full as follows:

“Anti-Corruption Laws”  means all laws, rules, and regulations of the United States of America that are applicable to Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself, or whose government, is the subject of any Sanction.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

2.2                               Amended Definitions.  The definitions of “Applicable Margin”, “OFAC” and “Maturity Date”, contained in Section 1.02 of the Credit Agreement shall each be amended and restated in their entirety to read in full as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to any commitment fees payable hereunder, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Loans	1.250%	1.500%	1.750%	2.000%	2.250%
ABR Loans or Swingline Loans	0.250%	0.500%	.750%	1.000%	1.250%
Commitment Fee Rate	0.300%	0.300%	0.350%	0.375%	0.375%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then until such time as the Reserve

Second Amendment

To

SM Energy Company Fifth Amended and Restated Credit Agreement

2

Report is delivered the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Maturity Date” means December 10, 2019.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

2.3                               Amendment to Section 2.03 of the Credit Agreement.  Section 2.03 of the Credit Agreement shall be amended by inserting “(or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent)” immediately after “telephone”.

2.4                               Amendment to Section 2.09(b) of the Credit Agreement.  Section 2.09(b) of the Credit Agreement shall be amended by inserting “(or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent)” immediately after “telephone”.

2.5                               Amendment to Section 3.04(b) of the Credit Agreement.  Section 3.04(b) of the Credit Agreement shall be amended by inserting “(or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent)” immediately after “telephone (confirmed by telecopy or electronic mail)”.

2.6                               Amendment to Article VII of the Credit Agreement.  Article VII of the Credit Agreement shall be amended by inserting a new Section 7.21 which shall read in full as follows:

Section 7.21                             Anti-Corruption Laws and Sanctions.  Borrower and its Subsidiaries have implemented and maintain in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and its Subsidiaries and their respective directors, officers, employees and agents, are in compliance with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto, (ii) Anti-Corruption Laws and (iii) the PATRIOT Act in all material respects and have not violated any applicable Sanctions.  None of (a) any Loan Party, any Subsidiary or any of their respective directors, officers or employees, or (b) any agent of such Loan Party or any such Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Borrowing or Letter of Credit, and no use of the proceeds thereof by any Loan Party or any Subsidiary, will violate Anti-Corruption Laws or applicable Sanctions.

3

2.7                               Amendment to Section 8.13(c) of the Credit Agreement.  Section 8.13(c) of the Credit Agreement shall be amended to insert “in Section 8.14(a)” immediately after the words “75% requirement”.

2.8                               Amendment to Section 9.05(g) of the Credit Agreement.  Section 9.05(g) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(g)                                          Investments (i) made by the Borrower in or to the other Loan Parties, and (ii) made by a Loan Party in or to the Borrower or any other Loan Party (or, in each case in the foregoing clauses (i) and (ii), in any Person which becomes, or is merged into, a Restricted Subsidiary and complies with Section 8.14(b) no later than five (5) Business Days after the date on which such Investment is made).

2.9                               Amendment to Article IX of the Credit Agreement.  Article IX of the Credit Agreement shall be amended by inserting new Sections 9.21  and 9.22 which shall read in full as follows:

Section 9.21 Sanctions. No Loan Party shall, directly or indirectly, use the proceeds of any Loan or Letter of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to knowingly fund any activities of or business with any individual or entity, or in any Designated Jurisdiction that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Administrative Agent, Issuing Bank, or otherwise) of Sanctions or Anti-Corruption Laws.

Section 9.22 Anti-Corruption Laws. No Loan Party shall fail to conduct its businesses in compliance with applicable Anti-Corruption Laws in all material respects.

2.10                        Amendment to Section 11.04 of the Credit Agreement.  Section 11.04 of the Credit Agreement shall be amended by inserting “or by electronic communication” immediately after “telephone”.

2.11                        Amendment to Annex I.  Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.  After giving effect to this Second Amendment and any Borrowing made on the Second Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Second Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Second Amendment) of the Aggregate Revolving Exposure and (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Second Amendment) of the Aggregate

4

Revolving Exposure of all Lenders.  The Administrative Agent may make such reallocations, disbursements and fund transfers amongst the Lenders as it deems appropriate to effectuate the amendments and other terms of this Second Amendment, including, without limitation, the replacement of Annex I to the Credit Agreement, and to otherwise adjust and/or reconcile their respective allocations of the Loans resulting therefrom; provided, that in no event shall any such disbursement, reallocation or fund transfer be considered an extinguishment, novation or retirement of the Indebtedness under the Loan Documents.  The Borrower hereby confirms and agrees that it shall be required to make any break-funding payments which may be required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.10.

Section 3.                                           Borrowing Base Redetermination.  For the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $2,400,000,000.00.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c), Section 9.02(i), Section 9.12, Section 9.17 or Section 9.18 of the Credit Agreement.  For the avoidance of doubt, the redetermination herein shall not constitute a Scheduled Redetermination or Interim Redetermination.

Section 4.                                           Conditions Precedent.  This Second Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the “Second Amendment Effective Date”):

4.1                               Counterparts.  The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each Lender (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

4.2                               Upfront Fees.  The Borrower shall have paid to the Administrative Agent for the account of each Lender a one-time upfront fee in an aggregate amount equal to the sum of (a) with regards to each existing Lender under the Credit Agreement immediately prior to the Second Amendment Effective Date, 0.15% of the Commitment of such Lender to the extent such Commitment is less than or equal to each such Lender’s Commitment under the Credit Agreement immediately prior to the Second Amendment Effective Date plus (b) 0.50% of the Commitment of each Lender under the Credit Agreement solely on that portion of the Commitment of each such Lender under the Credit Agreement that exceeds each such Lender’s Commitment, if any, under the Credit Agreement immediately prior to the Second Amendment Effective Date.

4.3                               Fees and Expenses.  The Borrower shall have paid to the Administrative Agent any and all fees and expenses payable to the Administrative Agent pursuant to or in connection with this Second Amendment.

5

4.4                               No Event of Default or Deficiency.  No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Aggregate Commitments.

4.5                               Organization/Existence/Authority Documents.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may request relating to the organization, existence and good standing of the Borrower, the authorization of this Second Amendment and the transactions contemplated hereby, and any other legal matters relating to the Borrower and this Second Amendment.

4.6                               Opinions.  The Administrative Agent shall have received opinions of counsel to the Borrower favorably opining as to such matters as the Administrative Agent may reasonably request.

4.7                               Amendments to Loan Documents.  Borrower shall have executed and delivered to the Administrative Agent amendments to any Loan Documents, including, without limitation, each Security Instrument executed by the Borrower prior to the date hereof, sufficient to evidence the extension of the Maturity Date and any other matters the Administrative Agent may require.

4.8                               Notes.  The Administrative Agent and each Lender shall have received duly executed Notes payable to each Lender that has requested a Note in a principal amount equal to its Commitment (after giving effect to this Second Amendment), dated as of the Second Amendment Effective Date.

4.9                               Other Documents.  The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

For purposes of determining satisfaction of the conditions specified in this Section 4, each Lender that has signed this Second Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto.  The Administrative Agent shall notify Borrower and each Lender of the Second Amendment Effective Date and such notice shall be conclusive and binding.

Section 5.                                           Reaffirm Existing Representations and Warranties.  The Borrower hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Second Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty

6

was true and correct in all material respects as of such date or qualified by materiality, in which case such representation or warranty shall be true and correct as of the applicable date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not after giving effect to this Second Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; (iv) the execution, delivery and performance by the Borrower of this Second Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any material agreement binding upon Borrower or any other Loan Party; and (v) this Second Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

Section 6.                                           Post-Closing Covenant.

6.1                               No later than the date which is sixty (60) days after the Second Amendment Effective Date, the Administrative Agent shall have received from the Borrower (i) such duly executed counterparts (in such number as may be requested by the Administrative Agent) of amendments to existing Mortgages (and such other amendments, agreements, and other writings including, without limitation, UCC-1 financing statements, and tax affidavits, if any, required) which shall be sufficient to evidence the extension of the Maturity Date and (ii) any other documents, notices, correspondence, agreements and instruments reasonably requested by the Administrative Agent with respect to such amendments.

6.2                               At the request of the Borrower, the Administrative Agent and the Lenders hereby agree that, in connection with the documents required to be delivered to the Administrative Agent pursuant to Section 6.1 of this Second Amendment, (i) the Borrower shall be required to deliver local counsel legal opinions with respect to such documents which are to be recorded in the States of North Dakota, New Mexico and Montana, and (ii) the Borrower shall not be required to provide any local counsel legal review of such documents which are to be recorded in the States of Arkansas, Louisiana, Texas, Oklahoma or Wyoming.  The agreement in this Section 6.2 is a one-time agreement and neither the Lenders nor the Administrative Agent shall be obligated to grant any other agreements with respect to the Credit Agreement or any other Loan Document.

Section 7.                                           Miscellaneous.

7.1                               Confirmation.  The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.  This Second Amendment shall constitute a Loan Document.

7

7.2                               FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, Borrower and the Administrative Agent shall treat (and Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

7.3                               No Waiver.  Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Second Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7.4                               Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Second Amendment by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

7.5                               Successors and Assigns.  This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.6                               Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

7.7                               Severability.  Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of

8

such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.8                               No Oral Agreement.  This Second Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.  This Second Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

7.9                               Governing Law.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages to Follow]

9

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

	By:	/s/ A. Wade Pursell
A. Wade Pursell
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

AGENTS AND LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

	By:	/s/ Sarah Thomas
	Name:	Sarah Thomas
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BANK OF AMERICA, N.A., Individually and as
Co-Syndication Agent

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:	/s/ Ryan Fuessel
Name:	Ryan Fuessel
Title:	Authorized Signor

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

COMPASS BANK, Individually and as
Co-Documentation Agent

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

COMERICA BANK, Individually and as
Co-Documentation Agent

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:	/s/ Parker Heikes
Name:	Parker Heikes
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

SANTANDER BANK, N.A.

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Victor Ponce de Leon
Name:	Victor Ponce de Leon
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Juan-Jose Mejia
Name:	Juan-Jose Mejia
Title:	Director

By:	/s/ Laureline DeLichana
Name:	Laureline DeLichana
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ George McKean
Name:	George McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

ANNEX I

LIST OF COMMITMENTS

Name of Lender	Applicable Percentage	Commitment
Wells Fargo Bank, National Association	9.666666667%	$145,000,000.01
Bank of America, N.A.	9.666666667%	$145,000,000.00
JP Morgan Chase Bank, N.A.	9.666666667%	$145,000,000.00
Compass Bank	8.222222222%	$123,333,333.33
Barclays Bank PLC	8.222222222%	$123,333,333.33
Royal Bank of Canada	8.222222222%	$123,333,333.33
Comerica Bank	6.666666667%	$100,000,000.00
BOKF, NA dba Bank of Oklahoma	5.333333333%	$80,000,000.00
Santander Bank, N.A.	5.333333333%	$80,000,000.00
Capital One, National Association	5.333333333%	$80,000,000.00
Deutsche Bank Trust Company Americas	5.333333333%	$80,000,000.00
KeyBank National Association	5.333333333%	$80,000,000.00
The Bank of Nova Scotia	5.333333333%	$80,000,000.00
U.S. Bank National Association	5.333333333%	$80,000,000.00
Goldman Sachs Bank USA	2.333333333%	$35,000,000.00
TOTAL	100.00%	$1,500,000,000

[ANNEX I TO SECOND AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]